[LOGO]
THE
MUNDER
FUNDS
Prospectus Class A,B & C Shares
Equity Funds

PROSPECTUS

Class A, Class B and Class C Shares

The Munder Funds Trust (the "Company"), formerly Ambassador Funds, is an open-end investment company (a mutual fund) that currently offers a selection of fifteen investment portfolios. The Munder Funds, Inc. ("Munder") is an open-end investment company that currently offers five investment portfolios. This
Prospectus  describes  six  investment  portfolios  offered by the Company  (the
"Munder Funds") and four investment portfolios offered by Munder (the "MFI Funds") described below (collectively, the "Funds"):

Munder Multi-Season Growth Fund*

Munder Real Estate Equity Investment Fund*

Munder Accelerating Growth Fund

Munder Small Company Growth Fund

Munder Mid-Cap Growth Fund

Munder International Equity Fund

Munder Index 500 Fund**

Munder Growth & Income Fund

Munder Value Fund

Munder Balanced Fund

* Class C Shares of the Multi-Season Growth Fund and the Real Estate Equity Investment Fund were formerly known as Class D Shares.

**Class C Shares of the Index 500 Fund are not currently available for purchase.

Munder Capital Management (the "Advisor"), serves as the investment advisor of the Funds.

This Prospectus contains information that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. A Statement of Additional Information dated October 28, 1995, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained free of charge by calling the Funds at (800) 438-5789.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN

INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

SECURITIES OFFERED BY THIS PROSPECTUS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE DATE OF THIS PROSPECTUS IS OCTOBER 28, 1995.

TABLE OF CONTENTS

[LOGO]
THE
MUNDER
FUNDS
Prospectus Class A,B & C Shares
Equity Funds

TABLE OF CONTENTS

TABLE OF CONTENTS

PROSPECTUS SUMMARY 3

THE FUNDS

     Expense Table 6
     Financial Highlights 11
     Investment Objectives and Policies 19
     Portfolio Instruments and Practices 27
     Investment Limitations 34

HOW TO DO BUSINESS WITH US

     How to Purchase Shares 35
     How to Redeem Shares 40
     Conversion of Class B Shares 44
     How to Exchange Shares 44
     Dividends and Distributions 45

OTHER INFORMATION

     Net Asset Value 46
     Management 47
     Taxes 50
     Description of Shares 52
     Performance 53
     Shareholder Account Information 54

No person has been authorized to give any information, or to make any representations not contained in this Prospectus, or in the Funds' Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

[LOGO]
THE
MUNDER
FUNDS
Prospectus Class A,B & C Shares
Equity Funds

PROSPECTUS SUMMARY

PROSPECTUS

CLASS A, CLASS B AND CLASS C SHARES

                            PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by the more detailed information appearing in this Prospectus.

INVESTMENT OBJECTIVES

     Each Munder Fund, other than the Growth & Income Fund, Index 500 Fund and Balanced Fund, seeks capital appreciation. The Growth & Income Fund seeks capital appreciation and current income by investing primarily in dividend-paying equity securities. The Index 500 Fund seeks to provide price performance and income that is comparable to the Standard & Poor's 500 Composite Stock Index ("S&P 500"). The Balanced Fund seeks to provide an attractive investment return through a combination of growth of capital and current income. The Real Estate Equity Investment Fund seeks capital appreciation and current income by investing primarily in securities of United States companies which are principally engaged in the real estate industry or own significant real estate assets. The Multi-Season Growth Fund, Mid-Cap Growth Fund and Value Fund seek to provide shareholders long-term capital appreciation.

PRINCIPAL INVESTMENTS

     The Funds, other than the Balanced Fund, invest primarily in equity securities, with each Fund implementing a different investment strategy. The Balanced Fund allocates its assets primarily among three major asset groups: equity securities, fixed income securities and cash equivalents.

INVESTMENT PROGRAM

     The Multi-Season Growth Fund invests primarily in a diversified portfolio of equity securities of companies that have demonstrated superior long-term earnings growth, financial stability, attractive valuation and relative price momentum. The Real Estate Equity Investment Fund invests primarily in securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets. The Accelerating Growth Fund emphasizes stocks of companies, determined by the Advisor to demonstrate accelerating earnings growth and which are expected to continue expanding earnings at an accelerated pace, maintain a substantial competitive advantage, have a focused management team and a stable balance sheet. The Small Company Growth Fund focuses on stocks of smaller companies with the potential for significant long-term capital appreciation. The Mid-Cap Growth Fund invests primarily in a diversified portfolio of equity securities of companies that have market capitalizations that range between $100 million and $5 billion and have demonstrated superior earnings growth, financial stability, attractive valuation and relative price momentum. The International Equity Fund invests primarily in the equity securities of foreign companies selected for their long-term growth potential. The Index 500 Fund invests in a portfolio of stocks constructed to provide price performance and income to track the market as represented by the S&P 500. The Growth & Income Fund invests in a broadly diversified portfolio of dividend-paying stocks whose prospects for dividend growth and capital appreciation are considered favorable by the Advisor. The Value Fund invests in a diversified portfolio of equity securities of well-established companies with intermediate to large market capitalizations which the Advisor believes to be undervalued at the time of purchase. The Balanced Fund allocates its assets primarily among equity securities, fixed income securities and cash equivalents to provide growth of capital and current income. See "Investment Objectives and Policies."

PURCHASE PLANS

     This Prospectus offers three classes of shares ("Classes") to investors. Investors may select Class A Shares, Class B Shares or Class C Shares, each with different expense levels and with a public offering price that reflects different sales charges. Purchases in excess of $250,000 must be for Class A Shares or Class C Shares.

CLASS A SHARES

     Offered at net asset value plus a maximum initial sales charge of 5.50% with respect to each Fund, other than the Index 500 Fund. Class A Shares of each Fund, other than the Index 500 Fund, pay a shareholder servicing fee at the annual rate of 0.25% of the value of average daily net assets. Class A Shares of the Index 500 Fund are offered at net asset value plus a maximum initial sales charge of 2.50%. Class A Shares of the Index 500 Fund pay a shareholder servicing fee at the annual rate of 0.10% of the value of average daily net assets. See "How to Purchase Shares."

CLASS B SHARES

     Offered at net asset value per share subject to a contingent deferred sales charge ("CDSC") imposed on certain redemptions made within six years of the date of purchase at the maximum rate of 5.00% of the lesser of the Shares' net asset value or original purchase price with respect to each Fund other than the Index 500 Fund. Class B Shares of each Fund, other than the Index 500 Fund, are subject to shareholder servicing and distribution fees at the annual rate of 1.00% of the value of average daily net assets. Class B Shares of the Index 500 Fund are offered at asset value per share subject to a CDSC imposed on certain redemptions made within six years of the date of purchase at a maximum rate of 3.00% of the lesser of the Shares' net asset value or original purchase price. Class B Shares of the Index 500 Fund are subject to shareholder servicing and distribution fees at the annual rate of .45% of the value of average daily net assets. Class B Shares will convert automatically to Class A Shares, based on relative net asset value, at the end of six years after the date of original purchase. See "How to Purchase Shares."

CLASS C SHARES

     Offered at net asset value per share subject to a contingent deferred sales charge imposed on certain redemptions made within one year of the date of purchase at the rate of 1.00% of the lesser of the shares' net asset value or original purchase price. Each Fund is subject to shareholder servicing and distribution fees at the annual rate of 1.00% of the value of average daily net assets.

PURCHASING SHARES

     Class A Shares, Class B Shares and Class C Shares (the "Shares") of each of the Funds are offered continuously and may be purchased from the Distributor through certain broker-dealers and other financial institutions or through the Transfer Agent. The Shares are subject to the applicable sales charge or CDSC. See "How to Purchase Shares."

MINIMUM INVESTMENT

     $1,000 minimum investment ($50 through Automatic Investment Plan). $50 minimum for subsequent purchases.

EXCHANGE PRIVILEGES

     Shares may be exchanged for shares of the same Class of other funds of the Company and Munder, subject to any applicable sales charges.

REINVESTMENT

     Automatic reinvestment of dividends and capital gains without a sales charge or CDSC, unless a shareholder elects to receive cash.

OTHER FEATURES

        CLASS A SHARES                      CLASS B SHARES                     CLASS C SHARES
        -------------------------           -------------------------          -------------------------
        Automatic Investment Plan           Automatic Investment Plan          Automatic Investment Plan
        Automatic Withdrawal Plan           Automatic Withdrawal Plan          Automatic Withdrawal Plan
        Retirement Plans                    Retirement Plans                   Retirement Plans
        Telephone Exchanges                 Telephone Exchanges                Telephone Exchanges
        Rights of Accumulation              Reinvestment Privilege             Reinvestment Privilege
        Letter of Intent
        Quantity Discounts
        Reinvestment Privilege

DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from net investment income are declared and paid quarterly for all Funds, except the Multi-Season Growth Fund, Mid-Cap Growth Fund, International Equity Fund and Value Fund, which declare and pay dividends at least annually, and the Real Estate Equity Investment Fund which declares and pays dividends monthly. Capital gains, if any, are distributed at least annually.

NET ASSET VALUE

     Determined once daily on each business day.

REDEEMING SHARES

     Class A Shares of the Funds may be redeemed at net asset value by mail or telephone. Certain redemptions of Class A Shares may be subject to a CDSC. Class B Shares and Class C Shares are redeemable at net asset value less any applicable CDSC by mail or telephone. See "How to Redeem
Shares."

INVESTMENT RISKS AND SPECIAL CONSIDERATIONS

     A Fund's performance and price per Share will change daily based on many factors; including the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, the overall level of equity prices, general market conditions and international exchange rates. Depending on these factors, the net asset value of each Fund may decrease instead of increase. Certain Funds may seek to achieve their investment objectives through investments in securities of foreign issuers (that involve risks not typically associated with U.S. issuers), instruments below or with the lowest investment grade ratings which have speculative characteristics, and certain options and futures strategies. The Multi-Season Growth Fund, Small Company Growth Fund and Mid-Cap Growth Fund may invest in the securities of emerging growth companies, which may involve greater price volatility and risk than those incurred by funds that do not invest in such companies. In addition, the Real Estate Equity Investment Fund invests primarily in the real estate industry and could conceivably own real estate directly as a result of a default on debt securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate. There is no assurance that any Fund will achieve its investment objective. See "Portfolio Instruments and Practices."

INVESTMENT ADVISOR

     As investment advisor for the Funds, Munder Capital Management, provides overall investment management for each Fund, provides research and credit analysis, is responsible for all purchases and sales of portfolio securities, maintains records relating to such purchases and sales, and provides reports to the Company's Board of Trustees and Munder's Board of Directors. See "Management--Investment Advisor."

DISTRIBUTOR

     Funds Distributor, Inc.

[LOGO]
THE
MUNDER
FUNDS
Prospectus Class A,B & C Shares
Equity Funds

THE FUNDS

PROSPECTUS

Class A, Class B and Class C Shares

                                  EXPENSE TABLE

The tables below set forth certain information concerning shareholder transaction expenses and projected annual operating expenses for the Shares of the Funds (except the Mid-Cap Growth Fund and the Value Fund) for the current fiscal year. The expense information in the tables has been restated with respect to the Multi-Season Growth Fund and Index 500 Fund to reflect anticipated fees and waivers. The Mid-Cap Growth Fund and the Value Fund did not commence operations until August 14, 1995 and therefore the expense information set forth below is based on estimated operating expenses for each Fund.


                                                                           CLASS A SHARES



                                                                       REAL ESTATE                        SMALL
                                                       MULTI-SEASON    EQUITY           ACCELERATING      COMPANY           MID-CAP
                                                       GROWTH          INVESTMENT       GROWTH            GROWTH            GROWTH
                                                       FUND            FUND             FUND              FUND              FUND

                                                       ----------      ----------       ----------        ----------        --------
 Shareholder transaction expenses:
        Maximum sales load on purchases*               5.50%           5.50%            5.50%             5.50%             5.50%
        Maximum sales load on reinvested dividends     None            None             None              None              None
        Maximum contingent deferred sales charge**     None            None             None              None              None
        Redemption fees                                None            None             None              None              None
        Exchange Fees                                  None            None             None              None              None

 Annual operating expenses:
        (as a percentage of average net assets)
        Advisory fees                                   .75%^           .74%             .75%              .75%              .74%
        12b-1 fees                                      .25%            .25%             .25%              .25%              .25%
        Other expenses                                  .25%            .26%             .21%              .20%              .21%
                                                       -----           -----            -----             -----             -----
        Total fund operating expenses                  1.25%^           1.25%           1.20%             1.21%             1.20%
                                                       -----           -----            -----             -----             -----
                                                       -----           -----            -----             -----             -----



                                                                           CLASS A SHARES


                                                                                          GROWTH &
                                                          INTERNATIONAL   INDEX           INCOME          VALUE           BALANCED
                                                          EQUITY FUND     500 FUND        FUND            FUND            FUND

                                                          ----------      ----------      ----------      ----------      ----------
 Shareholder transaction expenses:
        Maximum sales load on purchases*                  5.50%           2.50%           5.50%           5.50%           5.50%
        Maximum sales load on reinvested dividends        None            None            None            None            None
        Maximum contingent deferred sales charge**        None            None            None            None            None
        Redemption fees                                   None            None            None            None            None
        Exchange Fees                                     None            None            None            None            None
 Annual operating expenses:
        (as a percentage of average net assets)
        Advisory fees                                      .75%           .07%^            .75%            .74%            .65%
        12b-1 fees                                         .25%           .10%^            .25%            .25%            .25%
        Other expenses                                     .21%           .18%             .28%            .21%            .26%
                                                          -----           -----           -----           -----           -----
        Total fund operating expenses                     1.21%           .35%^           1.28%           1.20%           1.16%
                                                          -----           -----           -----           -----           -----
                                                          -----           -----           -----           -----           -----


*Maximum sales load applicable to Class A Shares. Reductions and waivers of sales loads are described under "How to Purchase Shares."

**A deferred sales charge of 1.00% is assessed on certain redemptions of Class A Shares of the Funds, other than the Index 500 Fund, that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A deferred sales charge of 1.00% is assessed on certain redemptions of Class A Shares of the Munder Funds purchased on or before June 27, 1995 as part of an investment of $500,000 or more. A deferred sales charge of 0.50% is assessed on certain redemptions of Class A Shares of the Index 500 Fund that are purchased with no initial sales charge as part of an investment of $500,000 or more. See "How to Redeem Shares."

^Reflects waivers as described on page 10. Without waivers, the ratio of advisory fees to average net assets would be 1.00% for the Multi-Season Growth Fund and .20% for the Index 500 Fund; the ratio of 12b-1 fees to average net assets would be .25% for the Index 500 Fund. Without waivers, total fund operating expenses would be 1.50% for the Multi-Season Growth Fund and .63% for the Index 500 Fund.

                                                                           CLASS B SHARES



                                                                         REAL ESTATE                     SMALL
                                                         MULTI-SEASON    EQUITY          ACCELERATING    COMPANY         MID-CAP
                                                         GROWTH          INVESTMENT      GROWTH          GROWTH          GROWTH
                                                         FUND            FUND            FUND            FUND            FUND

                                                         ----------      ----------      ----------      ----------      ----------
 Shareholder transaction expenses:
        Maximum sales load on purchases                  None            None            None            None            None
        Maximum sales load on reinvested dividends       None            None            None            None            None
        Maximum contingent deferred sales charge^^       5.00%           5.00%           5.00%           5.00%           5.00%
        Redemption fees                                  None            None            None            None            None
        Exchange fees                                    None            None            None            None            None
 Annual operating expenses:
        (as a percentage of average net assets)
        Advisory fees                                     .75%^           .74%            .75%            .75%            .74%
        12b-1 fees                                       1.00%           1.00%           1.00%           1.00%           1.00%
        Other expenses                                    .25%            .26%            .20%            .21%            .21%
                                                         -----           -----           -----           -----           -----
        Total fund operating expenses                    2.00%^          2.00%           1.95%           1.96%           1.95%
                                                         -----           -----           -----           -----           -----
                                                         -----           -----           -----           -----           -----


                                                                           CLASS B SHARES



                                                                                          GROWTH &
                                                          INTERNATIONAL   INDEX           INCOME          VALUE           BALANCED
                                                          EQUITY FUND     500 FUND        FUND            FUND            FUND

                                                          ----------      ----------      ----------      ----------      ----------
 Shareholder transaction expenses:
        Maximum sales load on purchases                   None            None            None            None            None
        Maximum sales load on reinvested dividends        None            None            None            None            None
        Maximum contingent deferred sales charge^^        5.00%           3.00%           5.00%           5.00%           5.00%
        Redemption fees                                   None            None            None            None            None
        Exchange fees                                     None            None            None            None            None
 Annual operating expenses:
        (as a percentage of average net assets)
        Advisory fees                                      .75%            .07%^           .75%            .74%            .65%
        12b-1 fees                                        1.00%            .45%^          1.00%           1.00%           1.00%
        Other expenses                                     .21%            .18%            .28%            .21%            .26%
                                                          -----           -----           -----           -----           -----
        Total fund operating expenses                     1.96%            .70%^          2.03%           1.95%           1.91%
                                                          -----           -----           -----           -----           -----
                                                          -----           -----           -----           -----           -----

^Reflects waivers as described on page 10. Without waivers, the ratio of advisory fees to average net assets would be 1.00% for the Multi-Season Growth Fund and .20% for the Index 500 Fund; the ratio of 12b-1 fees to average net assets would be 1.00% for the Index 500 Fund. Without waivers, total fund operating expenses would be 2.25% for the Multi-Season Growth Fund and 1.38% for the Index 500 Fund.

^^Maximum CDSC applicable to Class B Shares. Class B Shares of the Munder Funds purchased on or before June 27, 1995 are subject to a different CDSC schedule. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." Waivers of CDSC are described under "How to Redeem Shares."

Because of the 12b-1 fees paid by the Funds as shown in the above tables, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                                                                           CLASS C SHARES




                                                                         REAL ESTATE                     SMALL
                                                         MULTI-SEASON    EQUITY          ACCELERATING    COMPANY         MID-CAP
                                                         GROWTH          INVESTMENT      GROWTH          GROWTH          GROWTH
                                                         FUND            FUND            FUND            FUND            FUND
                                                         ----------      ----------      ----------      ----------      ----------
 Shareholder transaction expenses:
        Maximum sales load on purchases                  None            None            None            None            None
        Maximum sales load on reinvested dividends       None            None            None            None            None
        Maximum contingent deferred sales charge*        1.00%           1.00%           1.00%           1.00%           1.00%
        Redemption fees                                  None            None            None            None            None
        Exchange fees                                    None            None            None            None            None
 Annual operating expenses:
        (as a percentage of average net assets)
        Advisory fees                                     .75%^           .74%            .75%            .75%            .74%
        12b-1 fees                                       1.00%           1.00%           1.00%           1.00%           1.00%
        Other expenses                                    .25%            .26%            .20%            .21%            .21%


                                                         -----           -----           -----           -----           -----
        Total fund operating expenses                    2.00%^          2.00%           1.95%           1.96%           1.95%
                                                         -----           -----           -----           -----           -----
                                                         -----           -----           -----           -----           -----


                                                                           Class C Shares



                                                                                          Growth &
                                                          International   Index           Income          Value           Balanced
                                                          Equity Fund     500 Fund        Fund            Fund            Fund
                                                          ----------      ----------      ----------      ----------      ----------
 Shareholder transaction expenses:
        Maximum sales load on purchases                   None            None            None            None            None
        Maximum sales load on reinvested dividends        None            None            None            None            None
        Maximum contingent deferred sales charge*         1.00%           1.00%           1.00%           1.00%           1.00%
        Redemption fees                                   None            None            None            None            None
        Exchange fees                                     None            None            None            None            None
 Annual operating expenses:
        (as a percentage of average net assets)
        Advisory fees                                      .75%            .07%^           .75%            .74%            .65%
        12b-1 fees                                        1.00%           1.00%           1.00%           1.00%           1.00%
        Other expenses                                     .21%            .18%            .28%            .21%            .26%
                                                          -----           -----           -----           -----           -----
        Total fund operating expenses                     1.96%           1.25%^          2.03%           1.95%           1.91%
                                                          -----           -----           -----           -----           -----
                                                          -----           -----           -----           -----           -----

*A deferred sales charge of 1.00% is assessed on redemptions of Class C Shares made within the first year of investing.

^Reflects advisory fees after waivers. Without waivers, the ratio of advisory fees to average net assets would be 1.00% for the Multi-Season Growth Fund and
 .20% for the Index 500 Fund. Without waivers, total fund operating expenses would be 2.25% for the Multi-Season Growth Fund and 1.38% for the Index 500 Fund. Waivers are described on page 10.

Because of the 12b-1 fees paid by the Funds as shown in the above tables, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

With respect to each Fund, the amount of "Other Expenses" in the tables above is based on estimated expenses and projected assets for the current fiscal year. See "Management" in this Prospectus and the financial statements and related notes incorporated by reference in the Statement of Additional Information for a further description of the Funds' operating expenses. Any fees charged by institutions directly to customer accounts for services provided in connection with investments in shares of the Funds are in addition to the expenses shown in the above Expense Table and the Example shown below. The Transfer Agent may deduct a wire redemption fee of $7.50 for wire redemptions under $5,000.

Example

An investor would pay the following expenses on a $1,000 investment in Class A Shares (subject to the applicable sales load), assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods:

                                                                           CLASS A SHARES


                                                         1 YEAR        3 YEARS          5 YEARS           10 YEARS
                                                         ----------    ----------       ----------        ----------

 Multi-Season Growth Fund                                $67           $93              $120              $198
 Real Estate Equity Investment Fund                      $67           $93              $120              $198
 Accelerating Growth Fund                                $67           $91              $117              $193
 Small Company Growth Fund                               $67           $91              $118              $194
 Mid-Cap Growth Fund                                     $67           $91               N/A               N/A
 International Equity Fund                               $67           $91              $118              $194


 Index 500 Fund                                          $28           $36              $ 44              $ 68
 Growth & Income Fund                                    $67           $93              $121              $201
 Value Fund                                              $67           $91               N/A               N/A
 Balanced Fund                                           $66           $90              $115              $188



An investor would pay the following expenses on a $1,000 investment in Class B Shares (subject to the applicable CDSC), assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods and (3) no redemption at the end of the following periods:

                                                                         CLASS B SHARES


                                    1 YEAR                     3 YEARS                   5 YEARS                  10 YEARS*


                              ------------------------------------------------------------------------------------------------------
                                           NO                         NO                        NO                        NO
                              RE-          RE-           RE-          RE-          RE-          RE-          RE-          RE-
                              DEMPTION     DEMPTION      DEMPTION     DEMPTION     DEMPTION     DEMPTION     DEMPTION     DEMPTION
                              ----------   ----------    ----------   ----------   ----------   ----------   ----------   ----------
 Multi-Season Growth Fund     $70          $20           $93          $63          $128         $108         $195         $195
 Real Estate Equity
        Investment Fund       $70          $20           $93          $63          $128         $108         $195         $195

 Accelerating Growth Fund     $70          $20           $91          $61          $125         $105         $189         $189
 Small Company Growth
        Fund                  $70          $20           $92          $62          $126         $106         $190         $190

 Mid-Cap Growth Fund          $70          $20           $91          $61           N/A          N/A          N/A          N/A
 International Equity Fund    $70          $20           $92          $62          $126         $106         $190         $190
 Index 500 Fund               $37          $7            $42          $22          $ 49         $ 39         $ 67         $ 67
 Growth & Income Fund         $71          $21           $94          $64          $129         $109         $198         $198
 Value Fund                   $70          $20           $91          $61           N/A          N/A          N/A          N/A
 Balanced Fund                $69          $19           $90          $60          $123         $103         $185         $185
                              --------------------       --------------------      --------------------      --------------------

*Reflects conversion of Class B Shares to Class A Shares (which pay lower ongoing expenses) six years after purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." Class B Shares of the Munder Funds purchased on or before June 27, 1995 are subject to a different CDSC schedule. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

An investor would pay the following expenses on a $1,000 investment in Class C Shares (subject to the applicable CDSC), assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods.

                                                                           CLASS C SHARES


                                                                1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                                                ----------------------------------------------------------
Multi-Season Growth Fund                                        $30             $63              $108             $233
Real Estate Equity Investment Fund                              $30             $63              $108             $233
Accelerating Growth Fund                                        $30             $61              $105             $227
Small Company Growth Fund                                       $30             $62              $106             $229
Mid-Cap Growth Fund                                             $30             $61               N/A              N/A
International Equity Fund                                       $30             $62              $106             $229
Index 500 Fund                                                  $23             $40              $ 69             $151
Growth & Income Fund                                            $31             $64              $109             $236
Value Fund                                                      $30             $61               N/A              N/A
Balanced Fund                                                   $29             $60              $103             $223


The foregoing Expense Tables and Examples are intended to assist investors in understanding the various shareholder transaction expenses and operating expenses of the Funds that investors bear either directly or indirectly. The expense information in the table with respect to the Multi-Season Growth Fund and Index 500 Fund has been restated to reflect anticipated fees and waivers. As stated below under "Management," the Advisor has agreed to an advisory fee computed separately on a Fund-by-Fund basis at an annual rate of 1.00% of the first $500 million of the average daily net assets and .75% of net assets in excess of $500 million of the Multi-Season Growth Fund; .75% of average daily net assets of each the Accelerating Growth Fund, Small Company Growth Fund, International Equity Fund and Growth & Income Fund; .74% of the average daily net assets of each the Real Estate Equity Investment Fund, Mid-Cap Growth Fund and Value Fund; .65% of average daily net assets of the Balanced Fund; and .20% of the first $250 million of the average daily net assets, .12% of the next $250 million of net assets and .07% of net assets in excess of $500 million of the Index 500 Fund. As noted above, the Advisor expects to waive a portion of its fees with respect to the Multi-Season Growth Fund and Index 500 Fund during the current fiscal year. Class A Shares of the Index 500 Fund pay a 12b-1 fee of up to .25% of the value of average daily net assets. Class B Shares of the Index 500 Fund pay a 12b-1 fee of up to 1.00% of the value of average daily net assets. The Distributor expects to waive a portion of the 12b-1 fees with respect to Class A and Class B Shares of the Index 500 Fund during the current fiscal year. The Advisor and the Distributor may discontinue such waivers at any time in their sole discretion. Without waivers, an investor in the Multi-Season Growth Fund and Index 500 Fund would pay the following expenses on a $1,000 investment over periods of one, three, five and ten years, respectively, assuming a hypothetical 5% annual return: $69, $100, $132 and $225 for Class A Shares of the Multi-Season Growth Fund and $31, $45, $59 and $102 for Class A Shares of the Index 500 Fund, assuming the maximum sales load and redemption at the end of each time period; $73, $100, $140 and $221 for Class B Shares of the Multi-Season Growth Fund and $44, $64, $86 and $126 for Class B Shares of the Index 500 Fund, assuming redemption at the end of each time period and deduction at the time of redemption of the maximum CDSC applicable and $33, $70, $120 and $258 for Class C Shares of the Multi-Season Growth Fund and $24, $44, $76 and $166 for Class C Shares of the Index 500 Fund, assuming redemption at the end of each time period.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE HYPOTHETICAL EXPENSES IN THE EXAMPLE REFLECT FEE WAIVERS AT THE ANTICIPATED RATES.

                              FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the Funds' financial statements audited by Ernst & Young LLP, independent auditors, except that, for periods ended prior to June 30, 1995 for the Multi-Season Growth Fund, such financial highlights are derived from the financial statements audited by Arthur Andersen LLP, independent auditors. No fees for distribution and support services under the "Class A Plan" (as defined below) were paid by the Munder Funds for the periods through December 31, 1993. Prior to March 1, 1994 Class B Shares of the Munder Funds were not offered. Class C Shares of the Munder Funds were not offered during the periods shown and, accordingly, no financial information is provided with respect to such shares. The following data should be read in conjunction ith the financial statements, related notes, and other financial information incorporated by reference in the Statement of Additional Information. Further information about the Funds, including financial nformation with respect to the Funds' other Classes of Shares, is contained in the Funds' Annual Reports dated June 30, 1995 which may be obtained without charge by calling (800) 438-5789.



                                                                                             MULTI-SEASON GROWTH FUND(A)
                                                                                    --------------------------------------------

                                                                                    PERIOD ENDED     PERIOD ENDED     PERIOD ENDED
                                                                                    6/30/95(B)(C)    6/30/95(B)(C)    6/30/95(B)(C)
                                                                                    CLASS A          CLASS B          CLASS C
                                                                                    ----------       ----------       ----------

Net Asset Value, Beginning of Period                                                $10.38           $10.27           $10.28
 Income from Investment Operations:                                                 __________       __________       __________
        Net investment income (loss)                                                  0.01            (0.03)           (0.02)
        Net realized and unrealized gain on investments                               1.63             1.61             1.60
                                                                                    ----------       ----------       ----------
        Total from investment operations                                              1.64             1.58             1.58
                                                                                    ----------       ----------       ----------
 Less Distributions:
        Distributions from net realized gains                                          -                -                -
                                                                                    ----------       ----------       ----------

        Total distributions                                                            -                -                -
                                                                                    ----------       ----------       ----------
 Net Asset Value, End of Period                                                     $12.02           $11.85           $11.86
                                                                                    ----------       ----------       ----------
                                                                                    ----------       ----------       ----------

        Total Return(d)                                                              15.80%           15.38%           15.37%
                                                                                    ----------       ----------       ----------
                                                                                    ----------       ----------       ----------
 Ratios to Average Net Assets/Supplemental Data:


        Net Assets, End of Period (in thousands)                                    $9,409          $54,349           $3,207
        Ratio of operating expenses to average net assets                             1.65%(e)         2.40%(e)         2.40%(e)
        Ratio of net investment income (loss) to average net assets                   0.28%(e)        (0.47)%(e)       (0.47)%(e)
        Portfolio turnover rate                                                         27%              27%              27%
        Ratio of operating expenses to average net assets without waivers             1.97%(e)         2.72%(e)         2.72%(e)
        Net investment (loss) per share without waivers(f)                          $(0.00)(g)       $(0.05)          $(0.04)


(a) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(b) Fiscal year end was changed to June 30. Prior to this, the fiscal year end was December 31.

(c) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e) Annualized.

(f) Amounts shown for periods prior to June 30, 1995 are unaudited.

(g) Amount represents less than $0.01 per share.

(h) The Munder Multi-Season Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on August 4, 1993, April 29, 1993 and September 20, 1993, respectively. Class C Shares were formerly known as Class D Shares.


                                                                                                MULTI-SEASON GROWTH FUND(A)
                                                                                      ---------------------------------------------
                                                                                      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                                      12/31/94         12/31/94         12/31/94
                                                                                      CLASS A          CLASS B          CLASS C
                                                                                      ----------       ----------       ----------
Net Asset Value, Beginning of Period                                                  $10.68           $10.65           $10.66
 Income from Investment Operations:                                                   __________       __________       __________
        Net investment income (loss)                                                    0.01            (0.07)           (0.07)
        Net realized and unrealized (loss) on investments                              (0.27)           (0.27)           (0.27)
                                                                                      ----------       ----------       ----------
        Total from investment operations                                               (0.26)           (0.34)           (0.34)
                                                                                      ----------       ----------       ----------
 Less Distributions:
        Distributions from net realized gains                                          (0.04)           (0.04)           (0.04)
                                                                                      ----------       ----------       ----------
        Total distributions                                                            (0.04)           (0.04)           (0.04)
                                                                                      ----------       ----------       ----------
 Net Asset Value, End of Period                                                       $10.38           $10.27           $10.28
                                                                                      ----------       ----------       ----------
                                                                                      ----------       ----------       ----------
        Total Return(d)                                                                (2.45)%          (3.21)%          (3.21)%
                                                                                      ----------       ----------       ----------
                                                                                      ----------       ----------       ----------

 Ratios to Average Net Assets/Supplemental Data:
        Net Assets, End of Period (in thousands)                                     $ 2,829          $46,549          $ 2,071
        Ratio of operating expenses to average net assets                               1.75%            2.50%            2.50%
        Ratio of net investment income (loss) to average net assets                     0.04%           (0.71)%          (0.65)%
        Portfolio turnover rate                                                           48%              48%              48%
        Ratio of operating expenses to average net assets without waivers               3.05%            2.89%            4.57%


        Net investment (loss) per share without waivers(f)                            $(0.32)          $(0.11)          $(0.29)



                                                                                               MULTI-SEASON GROWTH FUND(A)
                                                                                      -------------------------------------------

                                                                                      PERIOD ENDED     PERIOD ENDED     PERIOD ENDED
                                                                                      12/31/93(H)      12/31/93(H)      12/31/93(H)
                                                                                      CLASS A          CLASS B          CLASS C
                                                                                      ----------       ----------       ----------
 Net Asset Value, Beginning of Period                                                 $10.16           $10.00           $10.19
                                                                                      ----------       ----------       ----------
 Income from Investment Operations:
        Net investment income (loss)                                                   (0.01)           (0.04)           (0.01)
        Net realized and unrealized gain on investments                                 0.53             0.69             0.48
                                                                                      ----------       ----------       ----------
        Total from investment operations                                                0.52             0.65             0.47
                                                                                      ----------       ----------       ----------
 Less Distributions:
        Distributions from net realized gains                                             -                -                -
                                                                                      ----------       ----------       ----------

        Total distributions                                                               -                -                -
                                                                                      ----------       ----------       ----------
 Net Asset Value, End of Period                                                       $10.68           $10.65           $10.66
                                                                                      ----------       ----------       ----------
                                                                                      ----------       ----------       ----------
        Total Return(d)                                                                 5.12%            6.50%           4.61%
                                                                                      ----------       ----------       ----------
                                                                                      ----------       ----------       ----------

 Ratios to Average Net Assets/Supplemental Data:
        Net Assets, End of Period (in thousands)                                      $2,104          $46,860           $  249
        Ratio of operating expenses to average net assets                               1.75%(e)         2.50%(e)         2.50%(e)
        Ratio of net investment income (loss) to average net assets                    (0.18)%(e)       (0.69)%(e)       (0.99)%(e)
        Portfolio turnover rate                                                           238%             238%             238%
        Ratio of operating expenses to average net assets without waivers                3.32%(e)         2.94%(e)        15.47%(e)
        Net investment (loss) per share without waivers(f)                             $(0.10)         $ (0.07)          $(0.14)


(a) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(b) Fiscal year end was changed to June 30. Prior to this, the fiscal year end was December 31.

(c) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e) Annualized.

(f) Amounts shown for periods prior to June 30, 1995 are unaudited.

(g) Amount represents less than $0.01 per share.

(h) The Munder Multi-Season Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on August 4, 1993, April 29, 1993 and September 20, 1993, respectively. Class C Shares were formerly known as Class D Shares.


                                                                                 REAL ESTATE EQUITY
                                                                                 INVESTMENT FUND(A)
                                                                                 -------------------------
                                                                                 PERIOD          PERIOD
                                                                                 ENDED           ENDED
                                                                                 6/30/95(B)(C)   6/30/95(B)(C)
                                                                                 CLASS A         CLASS B
                                                                                 ----------      ----------
Net Asset Value, Beginning of Period                                             $10.00          $10.00
                                                                                 ----------      ----------
 Income from Investment Operations:
        Net investment income                                                      0.36            0.30
        Net realized and unrealized gain on investments                            0.07            0.07
                                                                                 ----------      ----------
        Total from investment operations                                           0.43            0.37
                                                                                 ----------      ----------
 Less Distributions:
        Dividends from net investment income                                      (0.34)          (0.28)
                                                                                 ----------      ----------
        Total distributions                                                       (0.34)          (0.28)
                                                                                 ----------      ----------
 Net Asset Value, End of Period                                                  $10.09          $10.09
                                                                                 ==========      ==========
        Total Return(d)                                                            4.45%           3.87%
                                                                                 ==========      ==========

 Ratios to Average Net Assets/Supplemental Data:
        Net Assets, End of Period (in thousands)                                 $ 223           $1,496
        Ratio of operating expenses to average net assets                         1.50%(e)        2.25%(e)
        Ratio of net investment income to average net assets                      5.03%(e)        4.28%(e)
        Portfolio turnover rate                                                      3%              3%
        Ratio of operating expenses to average net assets without waivers         7.23%(e)        7.98%(e)
        Net investment loss per share without waivers                            $(0.05)         $(0.10)


(a) The Fund is authorized to issue Class C Shares. As of June 30, 1995, the Fund had not begun selling Class C Shares.

(b) The Munder Real Estate Equity Investment Fund Class A Shares and Class B Shares commenced operations on September 30, 1994 and October 3, 1994, respectively.

(c) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e) Annualized.


                                                                             ACCELERATING GROWTH FUND(A)(B)





                                                   PERIOD       PERIOD       YEAR          PERIOD       YEAR         PERIOD


                                                   ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                                   6/30/95(C)   6/30/95(C)   2/28/95(F)    2/28/95(F)(G)2/28/94      2/28/93(G)
                                                   CLASS A      CLASS B      CLASS A       CLASS B      CLASS A      CLASS A
                                                   ----------   ----------   ----------    ----------   ----------   ----------
 Net Asset Value, Beginning of Period              $12.73       $12.66       $13.98        $12.88       $12.08       $11.74
                                                   ----------   ----------   ----------    ----------   ----------   ----------
 Income from Investment Operations:
        Net investment income (loss)                (0.01)       (0.02)       (0.03)        (0.07)       (0.00)(h)     0.01
        Net realized and unrealized gain (loss) on
                investments                          2.10         2.06        (0.88)         0.19         2.17         0.62
                                                   ----------   ----------   ----------   ----------    ----------   ----------

        Total from investment operations             2.09         2.04        (0.91)         0.12         2.17         0.63
                                                   ----------   ----------   ----------   ----------    ----------   ----------
 Less Distributions:
        Dividends from net investment income           -            -            -             -         (0.02)       (0.01)
        Distributions from net realized gains          -            -         (0.34)        (0.34)       (0.25)       (0.28)
                                                   ----------   ----------   ----------   ----------    ----------   ----------
        Total distributions                            -            -         (0.34)        (0.34)       (0.27)       (0.29)
                                                   ----------   ----------   ----------   ----------    ----------   ----------
 Net Asset Value, End of Period                    $14.82       $14.70       $12.73        $12.66       $13.98       $12.08
                                                   ----------   ----------   ----------   ----------    ----------   ----------
                                                   ----------   ----------   ----------   ----------    ----------   ----------
        Total Return(d)                             16.42%       16.11%       (6.45)%        0.99%       18.00%        5.43%
                                                   ----------   ----------   ----------   ----------    ----------   ----------
                                                   ----------   ----------   ----------   ----------    ----------   ----------
 Ratios to Average Net Assets/Supplemental Data:
        Net Assets, End of Period (in thousands)   $4,701       $   67       $4,138       $   39        $5,152       $  349
        Ratio of operating expenses to average
                net assets                          1.20%(e)     1.95%(e)     1.18%        1.88%(f)      1.03%        0.96%(f)
        Ratio of net investment income (loss)
                to average net assets             (0.21)%(e)   (0.96)%(e)   (0.25)%      (0.95)%(f)    (0.02)%        0.18%(f)
        Portfolio turnover rate                       31%          31%          90%          90%           34%          56%
        Ratio of operating expenses to average
                net assets without waivers          1.44%(e)     2.19%(e)    1 .41%        2.11%(f)      1.28%        1.21%(f)
        Net investment income (loss) per share
                without waivers                    $(0.02)      $(0.02)      $(0.07)      $(0.08)        $0.00(h)     $0.00(h)


(a) Formerly, Ambassador Growth Fund.

(b) The Fund is authorized to issue Class C Shares. As of June 30, 1995, the Fund had not begun selling Class C Shares.

(c) Fiscal year changed to June 30. Prior to this, the fiscal year end was the last day of February.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e) Annualized.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) The Munder Accelerating Growth Fund Class A Shares and Class B Shares commenced operations on November 23, 1992 and April 25, 1994, respectively.

(h) Amount represents less than $0.01 per share.


                                                       SMALL COMPANY GROWTH FUND(A)(B)

                                                       PERIOD       PERIOD       YEAR         PERIOD        YEAR         PERIOD
                                                       ENDED        ENDED        ENDED        ENDED         ENDED        ENDED
                                                       6/30/95(C)   6/30/95(C)   2/28/95(F)   2/28/95(F)(G) 2/28/94      2/28/93(G)
                                                       CLASS A      CLASS B      CLASS A      CLASS B       CLASS A      CLASS A
                                                       ----------   ----------   ----------   ----------    ----------   ----------
Net Asset Value, Beginning of Period                   $13.89       $13.81       $14.37       $13.54        $12.72       $12.32
                                                       ----------   ----------   ----------   ----------    ----------   ----------
 Income from Investment Operations:
        Net investment (loss)                           (0.02)       (0.05)       (0.07)       (0.05)        (0.05)       (0.01)
        Net realized and unrealized gain (loss) on
                investments                              1.41         1.39        (0.39)        0.34          1.97         0.41
                                                       ----------   ----------   ----------   ----------    ----------   ----------

        Total from investment operations                 1.39         1.34        (0.46)        0.29          1.92         0.40
                                                       ----------   ----------   ----------   ----------    ----------   ----------
 Less Distributions:
        Distributions from net realized gains              -            -         (0.02)       (0.02)        (0.27)          -
                                                       ----------   ----------   ----------   ----------    ----------   ----------
        Total distributions                                -            -         (0.02)       (0.02)        (0.27)          -
                                                       ----------   ----------   ----------   ----------    ----------   ----------
 Net Asset Value, End of Period                        $15.28       $15.15       $13.89       $13.81        $14.37       $12.72
                                                       ----------   ----------   ----------   ----------    ----------   ----------
                                                       ----------   ----------   ----------   ----------    ----------   ----------
        Total Return(d)                                 10.01%        9.70%       (3.21)%       2.13%        15.11%        3.25%
                                                       ----------   ----------   ----------   ----------    ----------   ----------
                                                       ----------   ----------   ----------   ----------    ----------   ----------

 Ratios to Average Net Assets/Supplemental Data:
        Net Assets, End of Period (in thousands)       $ 2,871      $    46      $ 2,697      $    39       $ 3,269      $   742
        Ratio of operating expenses to average
                net assets                               1.21%(e)     1.96%(e)     1.23%        1.85%(e)      1.01%        0.96%(e)
        Ratio of net investment (loss) to average
                net assets                              (0.41)(e)   (1.16)%(e)   (0.40)%      (1.02)%(e)    (0.36)%      (0.29)%(e)
        Portfolio turnover rate                            39%          39%          45%          45%           47%          46%
        Ratio of operating expenses to average net
                assets without waivers                   1.46%(e)     2.21%(e)     1.48%        2.10%(e)      1.26%        1.21%(e)
        Net investment (loss) per share
                without waivers                        $(0.03)      $(0.06)      $(0.11)      $(0.06)       $(0.08)      $(0.02)



(a) Formerly, Ambassador Small Company Growth Fund.

(b) The Fund is authorized to issue Class C Shares. As of June 30, 1995, the Fund had not begun selling Class C Shares.

(c) Fiscal year end was changed to June 30. Prior to this, the fiscal year end was the last day of February.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e) Annualized.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory business of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) The Munder Small Company Growth Fund Class A Shares and Class B Shares commenced operations on November 23, 1992 and April 28, 1994, respectively.

                                                    INTERNATIONAL EQUITY FUND(A)(B)

                                                    PERIOD       PERIOD       YEAR          PERIOD           YEAR         PERIOD
                                                    ENDED        ENDED        ENDED         ENDED            ENDED        ENDED
                                                    6/30/95(C)   6/30/95(C)   2/28/95(F)(G) 2/28/95(F)(G)(H) 2/28/94      2/28/93(H)
                                                    CLASS A      CLASS B      CLASS A       CLASS B          CLASS A      CLASS A
                                                    ----------   ----------   ----------    ----------       ----------   ----------
Net Asset Value, Beginning of Period                $12.29       $12.26       $13.68        $13.45           $10.64       $10.60
                                                    ----------   ----------   ----------    ----------       ----------   ----------

 Income from Investment Operations:
        Net investment income                         0.12         0.08         0.17          0.08             0.19         0.01
        Net realized and unrealized gain (loss)
                oninvestments                         1.01         1.01        (1.48)        (1.21)            2.85         0.16
                                                    ----------   ----------   ----------    ----------       ----------   ----------

        Total from investment operations              1.13         1.09        (1.31)        (1.13)            3.04         0.17
                                                    ----------   ----------   ----------    ----------       ----------   ----------

 Less Distributions:
        Dividends from net investment income            -            -         (0.02)        (0.00)(i)           -         (0.11)
        Distributions net realized gains                -            -            -             -                -         (0.02)
        Distributions from capital                      -            -         (0.06)        (0.06)              -            -
                                                    ----------   ----------   ----------    ----------       ----------   ----------

        Total distributions                             -            -         (0.08)        (0.06)              -         (0.13)
                                                    ----------   ----------   ----------    ----------       ----------   ----------

 Net Asset Value, End of Period                     $13.42       $13.35       $12.29        $12.26           $13.68       $10.64
                                                    ----------   ----------   ----------    ----------       ----------   ----------
                                                    ----------   ----------   ----------    ----------       ----------   ----------

        Total Return(d)                               9.28%        8.89%       (9.67)%       (8.38)%          28.57%        1.60%
                                                    ----------   ----------   ----------    ----------       ----------   ----------
                                                    ----------   ----------   ----------    ----------       ----------   ----------


 Ratios to Average Net Assets/Supplemental
        Data:
        Net Assets, End of Period (in thousands)    $1,400       $  128       $1,339        $  118           $1,450       $   42
        Ratio of operating expenses to average net
                assets                               1.21%(e)      1.96%(e)     1.18%         1.88%(e)         1.13%        1.03%(e)
        Ratio of net investment income to average
                net assets                           2.57%(e)      1.82%(e)     1.31%         0.61%(e)         0.80%        0.42%(e)

        Portfolio turnover rate                        14%           14%          20%           20%              15%           1%
        Ratio of operating expenses to average net
                assets without waivers               1.46%(e)      2.21%(e)     1.43%         2.13%(e)         1.38%        1.28%(e)
        Net investment income per share without
                waivers                             $ 0.11       $ 0.07       $ 0.14        $ 0.05           $ 0.13       $ 0.01



(a) Formerly, Ambassador International Stock Fund.

(b) The Fund is authorized to issue Class C Shares. As of June 30, 1995, the Fund had not begun selling Class C Shares.

(c) Fiscal year end was changed to June 30. Prior to this, the fiscal year end was the last day of February.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e) Annualized.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(g) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory business of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(h) The Munder International Equity Fund Class A and Class B Shares commenced operations on November 30, 1992 and March 9, 1994, respectively.

(i) Amount represents less than $0.01 per share.

                                                 INDEX 500 FUND(A)(B)

                                                 PERIOD ENDED     PERIOD ENDED      PERIOD ENDED     PERIOD ENDED
                                                 6/30/95(C)       2/28/95(F)(G)     2/28/94          2/28/93(H)
                                                 CLASS A          CLASS A           CLASS A          CLASS A
                                                 -----------      ------------      ------------     ------------
 Net Asset Value, Beginning of Period            $12.39           $12.06            $11.47           $11.61
                                                 -----------      ------------      ------------     ------------
 Income from Investment Operations:
        Net investment income                      0.09             0.29              0.30             0.06
        Net realized and unrealized
        gain on investments                        1.46             0.50              0.59             0.20
                                                 -----------      ------------      ------------     ------------
        Total from investment operations           1.55             0.79              0.89             0.26
                                                 -----------      ------------      ------------     ------------
 Less Distributions:
        Dividends from net investment income      (0.14)           (0.29)            (0.30)           (0.07)
        Distributions from net realized gains       -              (0.17)              -              (0.33)
                                                 -----------      ------------      ------------     ------------
        Total distributions                       (0.14)           (0.46)            (0.30)           (0.40)
                                                 -----------      ------------      ------------     ------------
 Net Asset Value, End of Period                  $13.80           $12.39            $12.06           $11.47
                                                 -----------      ------------      ------------     ------------
                                                 -----------      -----------       ------------     ------------
        Total Return(d)                           12.58%            6.81%             7.89%            2.34%
                                                 ===========      ============      ============     ============

 Ratios to Average Net Assets/Supplemental Data:
        Net Assets, End of Period (in thousands)    $684             $429              $489             $ 67
        Ratio of operating expenses
            to average net assets                   0.50%(e)         0.50%             0.31%            0.25%(e)
        Ratio of net investment income
            to average net assets                   2.41%(e)         2.49%             2.51%            2.54%(e)
        Portfolio turnover rate                        6%               7%                1%              22%
        Ratio of operating expenses to
            average net assets without waivers      0.63%(e)         0.64%             0.48%            0.38%(e)
        Net investment income per
            share without waivers                  $0.09            $0.28             $0.28            $0.06


       (a) Formerly, Ambassador Indexed Stock Fund.

     (b) The Fund is authorized to issue Class B Shares and Class C Shares. As of June 30, 1995, the Fund had not begun selling Class C Shares.

     (c) Fiscal year end was changed to June 30. Prior to this, the fiscal year end was the last day of February.

     (d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

     (e) Annualized.

     (f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

     (g) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory business of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

     (h) The Munder Index 500 Fund Class A Shares commenced operations on December 9, 1992.

                                                 GROWTH & INCOME FUND(A)(B)

                                                 PERIOD ENDED     PERIOD ENDED      PERIOD ENDED     PERIOD ENDED
                                                 6/30/95(C)       6/30/95(C)        2/28/95(F)(G)    2/28/95(F)(G)
                                                 CLASS A          CLASS B           CLASS A          CLASS B
                                                 -----------      ------------      ------------     ------------
 Net Asset Value, Beginning of Period            $10.42            $10.41           $10.10           $10.10
                                                 -----------      ------------      ------------     ------------
 Income from Investment Operations:
        Net investment income                      0.10              0.09             0.23             0.19
        Net realized and unrealized
        gain on investments                        0.80              0.77             0.24             0.25
                                                 -----------      ------------      ------------     ------------
        Total from investment operations           0.90              0.86             0.47             0.44
                                                 -----------      ------------      ------------     ------------
 Less Distributions:
        Dividends from net investment income      (0.18)            (0.14)           (0.15)           (0.13)
        Distributions from net realized gains       -                 -              (0.00)(h)        (0.00)(h)
                                                 -----------      ------------      ------------     ------------
        Total distributions                       (0.18)            (0.14)           (0.15)           (0.13)
                                                 -----------      ------------      ------------     ------------
 Net Asset Value, End of Period                  $11.14           $11.13            $10.42           $10.41
                                                 ===========      ============      ============     ============
        Total Return(d)                            8.69%            8.30%             4.79%            4.47%
                                                 ===========      ============      ============     ============

 Ratios to Average Net Assets/Supplemental Data:
        Net Assets, End of Period
            (in thousands)                          $ 226            $  57             $ 128          $  51
        Ratio of operating expenses
            to average net assets                    1.09%(e)         1.84%(e)          0.53%(e)       1.27%(e)
        Ratio of net investment income
            to average net assets                    3.33%(e)         2.58%(e)          4.72%(e)       3.96%(e)
        Portfolio turnover rate                        13%              13%               12%            12%
        Ratio of operating expenses to
            average net assets without waivers       1.51%(e)         2.26%(e)          1.53%(e)       2.27%(e)
        Net investment income per share
            without waivers                         $0.09            $0.08             $0.18          $0.14


     (a) Formerly, Ambassador Growth & Income Fund.

     (b) The Fund is authorized to issue Class C Shares. As of June 30, 1995, the Fund had not begun selling Class C Shares.

     (c) Fiscal year changed to June 30. Prior to this, the fiscal year end was the last day of February.

     (d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

     (e) Annualized.

     (f) The Munder Growth & Income Fund Class A Shares and Class B Shares commenced operations on August 8, 1994 and August 9, 1994, respectively.

     (g) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

     (h) Amount represents less than $0.01 per share.

                                                       BALANCED FUND(A)(B)

                                                       PERIOD ENDED    PERIOD ENDED    YEAR ENDED      PERIOD ENDED    PERIOD ENDED
                                                       6/30/95(C)      6/30/95(C)      2/28/95(F)      2/28/95(F)(G)   2/28/94(G)
                                                       CLASS A         CLASS B         CLASS A         CLASS B         CLASS A
                                                       ----------      ----------      ----------      ----------      ----------
 Net Asset Value, Beginning of Period                   $ 9.95          $ 9.93          $10.35          $ 9.56          $ 9.86
                                                       ----------      ----------      ----------      ----------      ----------
 Income from Investment Operations:
        Net investment income                             0.09            0.06            0.19            0.07            0.14
        Net realized and unrealized gain
                (loss) on investments                     0.85            0.84           (0.41)           0.37            0.47
                                                       ----------      ----------      ----------      ----------      ----------
        Total from investment operations                  0.94            0.90           (0.22)           0.44            0.61
                                                       ----------      ----------      ----------      ----------      ----------
 Less Distributions:
        Dividends from net investment income             (0.12)          (0.07)          (0.18)          (0.07)          (0.12)
                                                       ----------      ----------      ----------      ----------      ----------
        Total distributions                              (0.12)          (0.07)          (0.18)          (0.07)          (0.12)
                                                       ----------      ----------      ----------      ----------      ----------
 Net Asset Value, End of Period                         $10.77          $10.76          $ 9.95          $ 9.93          $10.35
                                                       ----------      ----------      ----------      ----------      ----------
                                                       ----------      ----------      ----------      ----------      ----------
        Total Return(d)                                   9.44%           9.11%          (2.07)%          4.65%           6.20%
                                                       ----------      ----------      ----------      ----------      ----------
                                                       ----------      ----------      ----------      ----------      ----------

 Ratios to Average Net Assets/Supplemental Data:
        Net Assets, End of Period (in thousands)         $ 314           $  15           $ 286           $  19           $ 321
        Ratio of operating expenses
            to average net assets                         1.16%(e)        1.91%(e)        1.22%           1.85%(e)        1.02%(e)
        Ratio of net investment income
            to average net assets                         2.51%(e)        1.76%(e)        1.89%           1.26%(e)        1.67%(e)
        Portfolio turnover rate                             52%             52%            116%            116%             50%
        Ratio of operating expenses to
            net assets without waivers                    1.51%(e)        2.26%(e)        1.57%           2.20%(e)        1.27%(e)
        Net investment income
            per share without waivers                    $0.07           $0.05           $0.16           $0.05           $0.12


     (a) Formerly, Ambassador Balanced Fund.

     (b) The Fund is authorized to issue Class C Shares. As of June 30, 1995, the Fund had not begun selling Class C Shares.

     (c) Fiscal year end was changed to June 30. Prior to this, the fiscal year end was the last day of February.

     (d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

     (e) Annualized.

     (f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory business of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

     (g) The Munder Balanced Fund Class A Shares and Class B Shares commenced operations on April 30, 1993 and June 21, 1994, respectively.

                       INVESTMENT OBJECTIVES AND POLICIES

       This Prospectus describes the following Funds: the Multi-Season Growth Fund, Real Estate Equity Investment Fund, Mid-Cap Growth Fund and Value Fund offered by Munder and the Accelerating Growth Fund, Small Company Growth Fund, International Equity Fund, Index 500 Fund, Growth & Income Fund and Balanced
Fund offered by the Company. Purchasing shares of any Fund should not be considered a complete investment program, but an important segment of a well-diversified investment program.

       The Funds (other than the Real Estate Equity Investment, Index 500, Growth & Income and Balanced Funds) are designed for investors seeking capital appreciation primarily through the equity markets. The Real Estate Equity Investment Fund is designed for investors seeking capital appreciation and current income primarily through U.S. companies principally engaged in the real estate industry or which own significant real estate assets. The Index 500 Fund is designed for investors seeking price performance and income to track the market as represented by the S&P 500. The Growth & Income Fund is designed for investors seeking capital appreciation and current income through the equity markets. The Balanced Fund is designed for investors seeking an attractive investment return through a combination of growth of capital and current income. The Multi-Season Growth Fund invests primarily in a diversified portfolio of equity securities of companies that have demonstrated superior long-term earnings growth, financial stability, attractive valuation and relative price momentum. The Accelerating Growth Fund emphasizes stocks of companies determined by the Advisor to demonstrate accelerating earnings growth and which are expected to continue expanding earnings at an accelerated pace, maintain a substantial competitive advantage, have a focused management team and a stable balance sheet. The Small Company Growth Fund focuses on smaller companies with the potential for significant long-term capital appreciation. The Mid-Cap Growth Fund invests primarily in equity securities of companies that have market capitalizations that range between $100 million and $5 billion and have demonstrated superior earnings growth, financial stability, attractive valuation and relative price momentum. The International Equity Fund invests primarily in the equity securities of foreign companies selected for their long-term growth potential. The Index 500 Fund consists of a portfolio of stocks constructed to provide price performance and income to track the market as represented by the S&P 500, a broad-based and widely used unmanaged index of common stocks. The
Growth & Income Fund focuses on dividend-paying stocks whose prospects for dividend growth and capital appreciation are considered favorable by the Advisor. The Value Fund invests primarily in equity securities of well-established companies with intermediate to large market capitalizations which the Advisor believes to be undervalued at the time of purchase. The Balanced Fund allocates its assets primarily among equity securities, fixed income securities and cash equivalents to provide growth of capital and current income.

MULTI-SEASON GROWTH FUND

       The investment objective of the Multi-Season Growth Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have demonstrated superior long-term earnings growth, financial stability, attractive valuation and relative price momentum. Income is not a primary consideration in the selection of investments. This style which incorporates both growth investing and value constraints has been nationally recognized as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

       The Advisor believes that superior investment returns are derived from securities of financially stable companies that reward shareholders with superior earnings growth, are attractively priced and enjoy relative price momentum. Specifically, the Advisor will examine the earnings growth characteristics of approximately 5,500 companies for each of the last five years to determine earnings strength, consistency and momentum. Companies which have demonstrated superior earnings growth will be further reviewed for financial stability. Corporate balance sheets will be scrutinized to select those companies which reinvest a significant portion of profits, demonstrate a high return on equity and carry a relatively low debt load. Companies that meet these earnings growth and financial stability criteria are further judged for their value relative to these criteria and the market. Historically, the median valuation of the portfolios managed by the Advisor has been no more than a moderate premium to that of the S&P 500. Once determined to be attractive values, those securities exhibiting the strongest relative price momentum to the S&P 500 normally will be chosen by the Advisor for the Fund. Within these parameters, the Advisor typically will establish equity positions in approximately 50 to 100 companies. Equity securities generally will be sold from the Fund's portfolio when they consistently fail to achieve any two or more of the four criteria stated above.

       The Fund invests substantially all, and at least 65%, of its assets in equity securities. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible preferred stocks, convertible debentures or warrants. No more than 25% of the assets of the Fund will be invested in one industry group. In addition, the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund may also invest up to 20% of the value of its total assets in equity securities of foreign issuers, including companies domiciled in developing countries.

       The Fund may also invest in short-term money market instruments. Under normal market conditions, short-term money market instruments could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market instruments for temporary defensive purposes.

       The Fund's investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding shares.

REAL ESTATE EQUITY INVESTMENT FUND

       The Real Estate Equity Investment Fund's investment objectives are to provide shareholders with capital appreciation and current income. It seeks to achieve these objectives by investing primarily in securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets. It will not invest directly in real estate.

       Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of companies listed on U.S. securities exchanges or NASDAQ which are principally engaged in the real estate industry. Equity securities include common stock, preferred stock and securities convertible into common stock. A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers, home builders or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund will invest in real estate investment trusts only if they are traded on major U.S. exchanges or NASDAQ. The Fund will not invest more than 15% of its total assets in equity real estate investment trusts, excluding self-managed and/or self-administrated trusts. The specific risks of investing in real estate industry companies are summarized under "Portfolio Instruments and Practices--Industry Concentration."

       The Fund may also invest up to 35% of its total assets in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest more than 25% of its total assets in the real estate and real estate related industries. In addition to these securities, the Fund may invest up to 35% of its total assets in securities of companies outside the real estate and real estate related industries believed by the Advisor to be undervalued and to have capital appreciation potential. Moreover, consistent with its objective of current income, the Fund may invest in nonconvertible debt securities of companies outside the real estate and real estate related industries. The debt securities purchased (except for those described below) will be of investment grade or better quality (e.g., rated no lower than Baa by Moody's Investor Services, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or if not so rated, believed by the Advisor to be of comparable quality). From time to time, the Fund may invest up to 5% of its total assets in securities rated below investment grade and in unrated debt securities of issuers which are secured by real estate assets where the Advisor believes that the securities are trading at a discount and that the underlying collateral is sufficient to ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly.

       The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

       The Fund's investment objective is fundamental and may not be changed without the authorization of the holders of a majority of the Fund's outstanding shares. Unless otherwise noted, all other investment policies of the Fund are non-fundamental and may be changed by the Board of Directors without shareholder approval.

ACCELERATING GROWTH FUND

       The investment objective of the Accelerating Growth Fund is to provide long-term capital appreciation, with income a secondary consideration. The Fund seeks to achieve its objective by investing primarily in equity securities and instruments convertible or exchangeable into equity securities. The Fund's investment portfolio will consist primarily of the stocks of companies determined by the Advisor to demonstrate accelerating earnings growth and which are expected to continue expanding earnings at an accelerated pace, maintain a substantial competitive advantage, have a focused management team and a stable balance sheet.

       Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities. In addition to investing in equity securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves. See "Portfolio Instruments and Practices" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

SMALL COMPANY GROWTH FUND

       The investment objective of the Small Company Growth Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

       Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500. The market capitalization of the issuers of securities purchased by the Fund will be between $50 million and $1 billion at the time of purchase. In managing the Fund, the Advisor seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

       The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

       Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

       Under normal market conditions, at least 65% of the Fund's total assets will be invested in small company equity securities. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves. See "Portfolio Instruments and Practices" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

MID-CAP GROWTH FUND

       The investment objective of the Mid-Cap Growth Fund is to provide shareholders with long-term capital appreciation. It seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have market capitalizations between $100 million and $5 billion and have demonstrated superior earnings growth, financial stability, attractive valuation and relative price momentum. Income is not a primary consideration in the selection of investments. This style which incorporates both growth investing and value constraints has been nationally recognized as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

       The Advisor believes that superior investment returns are derived from securities of financially stable companies that reward shareholders with superior earnings growth, are attractively priced and enjoy relative price momentum. Specifically, the Advisor will examine the earnings growth characteristics of approximately 10,000 companies for each of the last three years to determine earnings strength, consistency and momentum. Companies which have demonstrated superior earnings growth will be further reviewed for financial stability. Corporate balance sheets will be scrutinized to select those companies which reinvest a significant portion of profits, demonstrate a high return on equity and carry a relatively low debt load. Companies that meet these earnings growth and financial stability criteria are further judged for their value relative to these criteria and the market. Once determined to be attractive values, those securities exhibiting relative price momentum to the Standard & Poor's Mid-Cap Index generally will be favored by the Advisor for the Fund. Within these parameters, the Advisor typically will establish equity positions in approximately 50 to 100 companies. Equity securities generally will be sold from the Fund's portfolio when they consistently fail to achieve any two or more of the four criteria stated above.

       The Fund invests substantially all, and at least 65%, of its total assets in equity securities of companies with market capitalizations that range between $100 million and $5 billion. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible preferred stocks, convertible debentures or warrants. No more than 25% of the assets of the Fund will be invested in one industry group. In addition, the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

       The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

INTERNATIONAL EQUITY FUND

       The investment objective of the International Equity Fund is to provide long-term capital appreciation by investing primarily in the equity securities of foreign issuers. These securities will be held directly or in the form of American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. The Fund will emphasize companies with a market capitalization of at least $100 million. In selecting issuers, the Advisor may consider, among other factors, the location of the issuer, its competitive stature, the issuer's past record and future prospects for growth, and the marketability of its securities.

       On a continuing basis, but at least quarterly, the Advisor creates a list of securities eligible for purchase by the Fund. The Advisor then calculates the adjusted market capitalization of all the equity securities, ADRs and EDRs considered to be eligible for purchase. Market capitalization for equity securities is calculated by multiplying the market price of the security by the number of shares outstanding, adjusted for control blocks. A control block is defined as a block of securities owned by another corporation. The primary sources of information regarding the existence and size of control blocks are the S&P Stock reports and the Morgan Stanley Capital International Perspective. Control blocks will be updated each time the eligible list of securities is created or a company is added to the eligible universe.

       Following calculation of the adjusted market capitalization, the list of eligible securities is then sorted in descending order of adjusted market capitalization. Securities with market capitalizations greater than $100 million are considered for purchase by the Fund. On a regular basis, securities will be added to the eligible universe as new ADR and EDR facilities and exchange listings occur, subject to meeting other eligibility requirements. Each time the list of eligible securities is created, any security held by the Fund that does not appear on the updated eligibility list will be sold as soon as practicable.

       Equity securities on the eligible securities list are continuously evaluated on the basis of total return in relation to their respective local, regional and global markets. From the list of eligible securities a portfolio is constructed that is composed of two major sections. The first section is designed to provide broad coverage of international markets. Securities representation generally covers all major markets and industry sectors. The second section is designed to complement the first section by increasing exposure to securities that are expected to outperform their markets and industry sectors on a relative basis. The blending of the two sections is designed to provide an international portfolio that provides a broad market exposure to stock markets and has the capability to enhance the value of the portfolio by adjusting allocations to stocks that are expected to outperform their respective markets on a relative basis.

       The Fund will increase its exposure to the second section when the Advisor identifies securities that are expected to outperform their markets and the Fund will conversely increase its exposure to the first section when the Advisor believes a broader market exposure is required. When the Advisor believes broader market exposure will benefit the Fund, the Fund may allocate up to 80% of its assets for investment in the first section securities. When the Advisor identifies strong potential for specific securities to outperform their relative benchmarks, the Fund may invest up to 50% of its total assets in the second section securities.

       The Advisor will determine section two allocation by examining the relationship each security has with the economic environment of its respective industry, country market and geographic region. A stock's economic environment is analyzed by identifying relevant key economic factor relationships with each stock, sector and market and then determining the level of influence the factors have in influencing the stock price.

       The Fund may invest in the securities of issuers located in the principal trading market which is in countries which include, but are not limited to, the following: Argentina, Australia, Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Peru, The Philippines, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Turkey and The United Kingdom.

       Under normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries. In addition to investing in stocks, the Fund may, for the purpose of hedging its portfolio, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. The Fund may also invest in convertible securities, stock index futures, and, to a limited extent, warrants. The Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves. See "Portfolio Instruments and Practices."

INDEX 500 FUND

       The investment objective of the Index 500 Fund is to provide price performance and income that is comparable to the performance of the S&P 500, an index which emphasizes large capitalization companies. As of December 31, 1994, the S&P 500 represented approximately 74% of the market capitalization of publicly owned stocks in the United States. Although the Fund may not hold securities of all 500 issuers included in the S&P 500 Index, it will normally hold the securities of at least 80% of such issuers. Stock selections are based primarily on market capitalization and industry weightings. The Fund may also invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the price and yield performance of the S&P
500. See "Portfolio Instruments and Practices-- Investment Company Securities." The Fund seeks quarterly performance within a .95 correlation with the S&P 500.

       The Fund is managed through the use of a "quantitative" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the S&P 500 through statistical procedures. As a result, the Advisor does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis.

       The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to trace general stock market performance. S&P's only relationship to the Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Company or the Index 500 Fund. S&P has no obligation to take the needs of the Company or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

       S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Company, owners of the Index 500 Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

       "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Company. The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Index 500 Fund.

       In addition to investing in stocks, the Index 500 Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves. The Fund may also invest in stock index futures. See "Portfolio Instruments and Practices" for a description of investment practices of the Fund.

GROWTH & INCOME FUND

       The investment objective of the Growth & Income Fund is to provide capital appreciation and current income by investing primarily in dividend-paying equity securities. The Fund is designed for investors seeking current income and capital appreciation through the equity markets. The Fund will seek to achieve its objectives principally by investing in a broadly diversified portfolio of dividend-paying stocks of companies whose prospects for dividend growth and capital appreciation are considered favorable by the Advisor. In general, the Advisor selects large, well-known companies that it believes have above-average and secure dividends. The Fund will seek to produce a current yield greater than the S&P 500.

       The Fund's investment philosophy is founded on the Advisor's belief that over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Advisor believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

       To achieve its objective, the Fund will invest under normal circumstances at least 65% of its assets in income-producing common stocks and convertible preferred stocks. The Fund also may invest in convertible bonds which are debt securities convertible into or ultimately exchangeable for common stock. The Fund may invest up to 20% of the value of its total assets in securities that are rated below investment grade by S&P or Moody's. In addition to investing in common stocks and convertible securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves. See "Portfolio Instruments and Practices" for a description of these and other investment practices of the Fund, including investments in warrants, foreign securities and in stock index futures and options.

VALUE FUND

       The investment objective of the Value Fund is to provide long-term capital appreciation, with income a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate to large market capitalizations or capitalizations which exceed $750 million. The Advisor will generally favor companies that are believed by the Advisor to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase.

       Securities may become undervalued generally because they are temporarily out of favor due to economic conditions, a market decline, industry conditions or actual or anticipated developments affecting the company. The Fund may be considered "contrarian" in nature because its investments may be considered out of favor with general investors. Generally, the Fund will invest at least 65% of its total assets in equity securities. The Fund will typically invest in companies with lower price/earnings ratios, lower price/cash flow ratios and/or lower price/book values than the equity markets in general, as measured by the S&P 500. In addition, a company's valuation level will be compared to its own historical valuation. The dividend yield of portfolio companies is expected to approximate that of the general equity market. No more than 25% of the assets of the Fund will be invested in one industry group. In addition, the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

       It is the Advisor's intention to invest primarily in domestic equity securities. In addition to investing in domestic common stocks, the Fund may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include ADRs, preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of the type of derivative security in which the Fund might invest includes depositary receipts. The Fund may also invest in short-term money market instruments.

       The Fund will limit its purchase of convertible debt securities that, at the time of purchase, are rated below investment grade by S&P or Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Advisor, to 5% of the value of the Fund's total assets. For more detailed information with respect to such securities and the risks associated with such investments see "Lower Rated Debt Securities" in the Statement of Additional Information.

BALANCED FUND

       The investment objective of the Balanced Fund is to provide an attractive investment return through a combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among three major asset groups: equity securities, fixed income securities and cash equivalents. In pursuing its investment objective, the Advisor will allocate the Fund's assets based upon its evaluation of the relative attractiveness of the major asset groups.

       The Fund's policy is to invest at least 25% of the value of its total assets in fixed income securities including short-term obligations and no more than 75% in equity securities at all times. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the judgment of the Advisor as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if, as a result of such purchase, less than 25% of its total assets would be in fixed income securities (including short and long-term debt securities, preferred stocks, and convertible debt securities and preferred stocks, to the extent their value is attributable to their fixed income characteristics). This policy is not fundamental and may be changed by the Board of Trustees without a vote of the majority of shareholders, but only with 60 days' prior shareholder notice and in accordance with the 1940 Act.

       Subject to the above limitations, the Fund's assets may be invested in U.S. Government and agency obligations, corporate bonds, senior debt securities, preferred and common stocks in such proportions and of such type as are deemed by the Advisor to be best adapted to the current economic and market outlook. The Advisor may incorporate several considerations into its asset allocation decision-making process including the Advisor's outlook for future returns on each asset class, inflation, interest rates and long-term corporate earnings growth. Investment returns are normally strongly influenced by such variables and their expected changes over time. Therefore, the Advisor will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to fixed income obligations or cash equivalents in the Fund. For example, if the Advisor expected more rapid economic growth leading to better corporate earnings in the future, it would normally increase the Fund's equity holdings while reducing its fixed income and cash equivalent holdings.

       The Fund reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 18 months or less) at such times and in such proportions as, in the opinion of the Advisor, prevailing market or economic conditions warrant. Short-term obligations include, but are not limited to, domestic commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.






                       PORTFOLIO INSTRUMENTS AND PRACTICES

       Investment strategies that are available to the Funds are set forth below. Additional information concerning certain of these strategies and their related risks is contained in the Statement of Additional Information.

       Equity Securities. The Funds will invest in common stocks, and may invest in warrants and similar rights to purchase common stock. A Fund may invest up to 5% of its net assets at the time of purchase in warrants and similar rights (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. In addition, the Funds (except the Index 500 Fund) may invest in convertible bonds and convertible preferred stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Although a Fund may acquire convertible securities that are rated below investment grade by S&P or Moody's, it is expected that, except for the Growth & Income Fund, investments in lower-rated convertible securities will not exceed 5% of the value of the total assets of a Fund at the time of purchase. The Growth & Income Fund may invest up to 20% of the value of its total assets in securities that are rated below investment grade by S&P or Moody's. These high yield, high risk securities are commonly referred to as junk bonds. Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to the capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger that may exist with respect to principal or interest. In light of the risks, the Advisor, in evaluating the creditworthiness of an issue, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the ability of the issuer's management and regulatory matters. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market.

       When-Issued Securities and Delayed-Delivery Transactions. In order to secure prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. A Fund will not enter into a when-issued or delayed-delivery transaction for speculative purposes but only in furtherance of its investment objective. In such transactions delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields and prices obtained on such securities may be higher or lower than those available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund's when-issued or delayed delivery purchase transactions will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. Each Fund will establish a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities in an amount equal to the amount of its when-issued securities.

       Foreign  Securities.  The Funds (except the Real Estate Equity Investment
Fund) may invest in the securities of foreign issuers. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

       The Multi-Season Growth Fund and the Mid-Cap Growth Fund each may invest up to 20% of its total assets in equity securities of foreign issuers, including companies domiciled in developing countries. The International Equity Fund may also invest in countries with emerging economies or securities markets located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened, and the limited volume of trading in securities in these countries may make such investments illiquid and particularly volatile.

       Although a Fund may invest in securities denominated in foreign currencies, portfolio securities and other assets held by the Funds are valued in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of its portfolio securities in the various local markets and currencies. In addition to favorable and unfavorable currency exchange-rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

       Investments in foreign securities may be in the form of ADRs, EDRs or similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in United States securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. The Multi-Season Growth Fund and the Mid-Cap Growth Fund typically will only purchase foreign securities which are represented by sponsored or unsponsored ADRs listed on a domestic securities exchange or included in the NASDAQ National Market System. Ownership of unsponsored ADRs may not entitle a Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Interest or dividend payments on such securities may be subject to foreign withholding taxes.

       Forward Foreign Currency Exchange Contracts. The Funds (except the Real Estate Equity Investment Fund) may enter into forward currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may not enter into these contracts for speculative purposes. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. A Fund will segregate cash or liquid securities to cover its obligation to purchase foreign currency under a forward foreign currency contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Mid-Cap Growth Fund and Value Fund will not enter into forward foreign currency exchange contracts if as a result, the Fund will have more than 20% of its total assets committed to consummation of such forward foreign currency exchange contracts.

       Futures Contracts and Options. Each Fund may invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets. The Multi-Season Growth Fund does not presently anticipate engaging in transactions involving options on securities, or stock indices or options on stock index futures contracts, although it has the authority to do so. The Real Estate Equity Investment Fund may to a limited extent, enter into financial futures contracts including futures contracts based on securities indices, purchase and write put and call options and engage in related closing transactions to the extent available to hedge all or a portion of its portfolio or as an efficient means of regulating its exposure to the equity markets. In addition, the Real Estate Equity Investment Fund will not hedge more than 30% of its total assets and will not write covered call options against more than 15% of the value of the equity securities held in the portfolio.

       Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a bond or securities index. When interest rates are rising, futures contracts can offset a decline in value of the Fund's portfolio securities. When rates are falling, these contracts can secure higher yields for securities the Fund intends to purchase.

       The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund's position in a futures contract or option thereon, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable requirements of the SEC.

       In addition, each Fund, may write covered call options, buy put options, buy call options and write secured put options on particular securities or various stock indices. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

       The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include:
(1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

       When a Fund invests in a derivative instrument, it may be required to segregate cash and other high-grade liquid debt securities or certain portfolio securities to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

       A Fund is not a commodity pool, and all futures transactions engaged in by a Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the Commodity Futures Trading Commission. Successful use of futures and options is subject to special risk considerations.

       For a further discussion see "Additional Information on Fund Investments" and Appendix B to the Statement of Additional Information.

       Repurchase Agreements. The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with which a Fund may enter into repurchase agreements include banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

       Reverse Repurchase Agreements.  Each Fund (except the Multi-Season Growth
Fund) may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

       Investment Company Securities. In connection with the management of their daily cash positions, the Funds may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one or more foreign countries. The Index 500 Fund may also invest in SPDRs and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500. Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. These limitations, among other matters, restrict investments in securities of other investment companies to no more than 10% of the value of a Fund's total assets, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, a Fund, other than the Real Estate Equity Investment Fund, would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations.

       Liquidity Management. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, the Funds may also invest without limitation in short-term U.S. Government obligations, high quality money market instruments, variable and floating rate instruments and repurchase agreements as described above. The Balanced Fund may also invest in these securities in furtherance of its investment objective.

       High quality money market instruments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Funds may also purchase U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Short-term obligations purchased by a Fund will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or be issued by issuers with such ratings. Unrated instruments purchased by a Fund will be of comparable quality as determined by the Advisor.

       Illiquid Securities. Each Fund may invest up to 15% of the total value of its net assets (determined at time of acquisition) in securities which are illiquid. Illiquid securities would generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "Act"). If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

       Each of the Funds may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Each Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market in the
Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within a Fund's limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Company's Board of Trustees or Munder's Board of Directors. The Multi-Season Growth, Mid-Cap Growth and Value Funds' investments in restricted securities will be limited to 5% of each Fund's total assets excluding Rule 144A securities. The Real Estate Equity Investment Fund will limit its investment in restricted securities to 10% of the Fund's total assets, excluding Rule 144A securities, and will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets.

       Corporate Obligations. The Balanced Fund may purchase corporate bonds that are considered to be investment grade or better (within the four highest rating categories of S&P or Moody's or, if unrated, of comparable quality. Obligations rated "Baa" by Moody's lack outstanding investment characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of obligations rated "BBB" by S&P to pay interest and repay principal than in the case of higher grade obligations. Descriptions of each rating category are included as Appendix A to the Statement of Additional Information.

       In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. The market value of the Balanced Fund's investments will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the values of long-term fixed income securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisitions will not affect cash income from such securities but will be reflected in the Balanced Fund's net asset value.

       The Balanced Fund may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

       Asset-Backed Securities. The Balanced Fund may purchase investment grade asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Balanced Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that the Balanced Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Balanced Fund's principal investment to the extent of premium paid.

       Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. The Balanced Fund will not purchase residual CMO interests, which normally exhibit the greatest price volatility.

       U.S. Government Obligations. The Funds may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

       Stripped Securities. The Balanced Fund may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATS) and also may purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

       Borrowing. The Funds are authorized to borrow money in amounts up to 5% of the value of each Fund's total assets at the time of such borrowing for temporary purposes. However, a Fund is authorized to borrow money in amounts up to 33 1/3% of its assets, as permitted by the 1940 Act, for the purpose of meeting redemption requests. Borrowing by a Fund creates an opportunity for greater total return but, at the same time, increases exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. However, a Fund will not purchase portfolio securities while borrowings exceed 5% of a Fund's total assets. For more detailed information with respect to the risks associated with borrowing, see the heading "Borrowing" in the Statement of Additional Information.

       Lending of Portfolio Securities. To enhance the return of each of their respective portfolios, each Fund may lend securities in their portfolios representing up to 25% of their total assets, taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

       Portfolio Transactions and Turnover. All orders for the purchase or sale of securities on behalf of a Fund are placed by the Advisor with broker/dealers that the Advisor selects. A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a Fund, and may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with a Fund's objective and policies. It is anticipated that the portfolio turnover rate of each of the Mid-Cap Growth Fund and Value Fund will not exceed 100%. See "Financial Highlights" for the portfolio turnover rate of each of the Funds other than Mid-Cap Growth Fund and Value Fund.

       Industry Concentration. Because the Real Estate Equity Investment Fund invests primarily in the real estate industry, it could conceivably own real estate directly as a result of a default on debt securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership, as well as indirect ownership, of real estate. These risks include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. If the Fund has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Tax Status" in the Statement of Additional Information. Because the Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries, it may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

       In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trust, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risk of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to real estate investment trusts under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. Real estate investment trusts may be subject to interest rate risks similar to fixed income securities. In general, fixed income security prices vary inversely with interest rates (when interest rates rise, prices fall; and, conversely, when interest rates fall, prices rise). Additionally, while the Fund intends to primarily purchase publicly traded real estate investment trusts, some real estate investment trusts may be subject to lower market liquidity due to their small size. This may impact the Fund's ability to sell the securities, or the price at which such securities may be sold. Changes in prevailing interest rates may adversely affect the value of the debt securities in which the Fund will invest. By investing in real estate investment trusts indirectly through the Fund, a shareholder will bear not only his or her proportionate share of expenses of the Fund, but also, indirectly, similar expenses of the real estate investment trusts.


                             INVESTMENT LIMITATIONS

       Except for the Multi-Season Growth and Real Estate Equity Investment Funds' investment objectives, the investment objectives and policies stated above may be changed by the Company's Board of Trustees or Munder's Board of Directors without approval by a majority of a Fund's outstanding shares. No assurance can be given that a Fund will achieve its investment objective.

       Each Munder Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Fund" (as defined in the Statement of Additional Information). The following descriptions summarize several of the Munder Funds' fundamental investment policies, which are set forth in full in the Statement of Additional Information. The MFI Funds' restrictions are set forth in the Statement of Additional Information.

       No Munder Fund may:

       (1) purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Fund's total assets may be invested without regard to this 5% limitation;

       (2) subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer;

       (3) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

       (4) borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

       These   investment   limitations  are  applied  at  the  time  investment
securities are purchased.

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